Supplement to the
Fidelity® Balanced Fund
Class K
October 29, 2016
As Revised November 10, 2016
Summary Prospectus

The following information replaces similar information found in the “Fund Summary” section under the “Principal Investment Strategies” heading.

  With respect to the fund's equity investments, allocating the fund's assets across different market sectors (at present, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecom services, and utilities), using different Fidelity managers.

Effective December 12, 2016, the following information replaces similar information found in the "Fund Summary" section under the "Purchase and Sale of Shares" heading.

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which Fidelity provides recordkeeping services or that already hold shares of the fund. Plan participants may purchase shares only if shares are eligible for sale and available through their plan.

BAL-K-SUM-17-01 1.9880425.101	March 10, 2017

Supplement to the
Fidelity® Balanced Fund
October 29, 2016
As Revised November 10, 2016
Summary Prospectus

The following information replaces similar information found in the “Fund Summary” section under the “Principal Investment Strategies” heading.

  With respect to the fund's equity investments, allocating the fund's assets across different market sectors (at present, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecom services, and utilities), using different Fidelity managers.

BAL-SUM-17-01 1.9881533.100	March 10, 2017